Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of September 30, 2011

(unaudited)

The following financial supplement is provided to assist in your understanding of PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - September 30, 2011

Table of Contents

Page
Regulation G and Basis of Presentation
Consolidated Financial Statements
Consolidated Income Statements	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income (Loss)	6
Segment Information
For the three months ended September 30, 2011 and 2010	7-8
For the nine months ended September 30, 2011 and 2010	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global (Non-U.S.) Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Reconciliation of GAAP and non-GAAP measures	46-49
Diluted Book Value per Common Share - Treasury Stock Method	50
Diluted Book Value per Common Share - Rollforward	51-53
Paris Re Acquisition Related Expenses	54-55

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, net foreign exchange gains and losses, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per common share and common share equivalents outstanding as of the beginning of the year (adjusted for the period ended December 31, 2009 to include the equity issued related to the acquisition of Paris Re). Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Diluted Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation

Effective January 1, 2011, the Company redefined its Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE calculations. Following the redefinition, Operating Earnings (Loss) exclude the impact of net foreign exchange gains and losses, net of tax, in addition to net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, and are calculated after preferred dividends. In addition, following the redefinition, Annualized Operating ROE is calculated on a diluted per share basis. All periods presented have been recast to reflect the Company’s redefined non-GAAP measures. See page 48 for a reconciliation of the previously published non-GAAP measures to the redefined non-GAAP measures.

The Company’s Non-life sub-segment information has been recast for all periods presented to reflect the redefined financial reporting segments, as announced by the Company on January 11, 2011. The new presentation continues to include three segments: Non-life, Life, and Corporate and Other. The Non-life segment now has four sub-segments: North America, Global (Non-U.S.) P&C, Global (Non-U.S.) Specialty, and Catastrophe. The Life segment remains unchanged. Paris Re is no longer presented as a separate Non-life sub-segment and its historical results have been recast into the Company’s other Non-life sub-segments. In addition, management responsibilities for certain lines of business and certain other treaties have been redefined, and accordingly, the historical Non-life sub-segment results have been recast to reflect these changes.

The Company’s financial position and its results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Revenues
Gross premiums written	$1,095,326	$1,082,205	$1,557,561	$827,301	$1,008,464

Net premiums written	$1,079,557	$1,056,467	$1,470,419	$820,605	$987,612
Decrease (increase) in unearned premiums	214,762	50,978	(405,830)	384,041	325,802

Net premiums earned	1,294,319	1,107,445	1,064,589	1,204,646	1,313,414
Net investment income	163,647	158,328	151,633	160,804	164,402
Net realized and unrealized investment gains (losses)	26,139	78,199	(112,199)	(83,201)	293,164
Other income	1,434	1,596	1,813	5,079	3,363

Total revenues	1,485,539	1,345,568	1,105,836	1,287,328	1,774,343

Expenses
Losses and loss expenses and life policy benefits	881,626	814,523	1,607,217	817,772	748,879
Acquisition costs	262,489	229,251	207,849	246,617	261,668
Other operating expenses	103,822	113,694	104,297	133,245	118,221
Interest expense	12,216	12,214	12,300	12,181	12,297
Amortization of intangible assets	9,520	9,165	8,827	8,821	10,003
Net foreign exchange (gains) losses	(10,587)	(8,737)	(695)	8,260	27,074

Total expenses	1,259,086	1,170,110	1,939,795	1,226,896	1,178,142

Income (loss) before taxes and interest in (losses) earnings of equity investments	226,453	175,458	(833,959)	60,432	596,201
Income tax expense (benefit)	41,803	50,085	(26,258)	10,892	72,576
Interest in (losses) earnings of equity investments	(4,527)	(1,188)	745	7,495	1,312

Net income (loss)	$180,123	$124,185	$(806,956)	$57,035	$524,937

Preferred dividends	$14,352	$8,631	$8,631	$8,631	$8,631

Operating earnings (loss) available to common shareholders	$164,498	$67,153	$(735,572)	$98,782	$301,608

Comprehensive income (loss), net of tax	$126,271	$128,568	$(769,410)	$49,184	$631,249

Per Share Data:

Earnings (loss) per common share:

Basic operating earnings (loss)	$2.43	$0.99	$(10.82)	$1.35	$4.01
Net realized and unrealized investment gains (losses), net of tax	0.09	0.61	(1.30)	(0.98)	3.09
Net foreign exchange (losses) gains, net of tax	—	0.13	0.11	0.19	(0.26)
Interest in (losses) earnings of equity investments, net of tax	(0.07)	(0.02)	0.02	0.10	0.02

Basic net income (loss)	$2.45	$1.71	$(11.99)	$0.66	$6.86

Weighted average number of common shares outstanding	67,743.3	67,628.1	67,997.4	73,168.6	75,238.3

Diluted operating earnings (loss) (1)	$2.41	$0.98	$(10.82)	$1.33	$3.95
Net realized and unrealized investment gains (losses), net of tax	0.09	0.60	(1.30)	(0.96)	3.05
Net foreign exchange (losses) gains, net of tax	—	0.13	0.11	0.19	(0.26)
Interest in (losses) earnings of equity investments, net of tax	(0.07)	(0.02)	0.02	0.09	0.02

Diluted net income (loss)	$2.43	$1.69	$(11.99)	$0.65	$6.76

Weighted average number of common shares and common share equivalents outstanding	68,182.0	68,442.3	67,997.4	74,494.7	76,428.5

Dividends declared per common share	$0.60	$0.60	$0.55	$0.55	$0.50

(1)	See page 54 for further analysis of Paris Re acquisition related expenses.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009
Revenues
Gross premiums written	$3,735,091	$4,057,965	$4,885,266	$4,000,888

Net premiums written	$3,606,444	$3,884,511	$4,705,116	$3,948,704
(Increase) decrease in unearned premiums	(140,091)	(312,687)	71,355	171,121

Net premiums earned	3,466,353	3,571,824	4,776,471	4,119,825
Net investment income	473,608	511,978	672,782	596,071
Net realized and unrealized investment (losses) gains	(7,860)	484,683	401,482	591,707
Net realized gain on purchase of capital efficient notes	—	—	—	88,427
Other income	4,843	5,391	10,470	22,312

Total revenues	3,936,944	4,573,876	5,861,205	5,418,342

Expenses
Losses and loss expenses and life policy benefits	3,303,366	2,465,847	3,283,618	2,295,296
Acquisition costs	699,589	725,919	972,537	885,214
Other operating expenses	321,813	406,506	539,751	430,808
Interest expense	36,730	32,232	44,413	28,301
Amortization of intangible assets	27,512	22,639	31,461	(6,133)
Net foreign exchange (gains) losses	(20,020)	12,426	20,686	1,464

Total expenses	4,368,990	3,665,569	4,892,466	3,634,950

(Loss) income before taxes and interest in (losses) earnings of equity investments	(432,046)	908,307	968,739	1,783,392
Income tax expense	65,632	117,892	128,784	262,090
Interest in (losses) earnings of equity investments	(4,970)	5,103	12,597	15,552

Net (loss) income	$(502,648)	$795,518	$852,552	$1,536,854

Preferred dividends	$31,614	$25,894	$34,525	$34,525

Operating (loss) earnings available to common shareholders	$(503,921)	$393,026	$491,807	$930,704

Comprehensive (loss) income, net of tax	$(514,571)	$722,498	$771,681	$1,598,973

Per Share Data:
(Loss) earnings per common share:
Basic operating (loss) earnings	$(7.43)	$5.03	$6.40	$14.82
Net realized and unrealized investment (losses) gains, net of tax	(0.61)	4.78	3.92	7.92
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	0.91
Net foreign exchange gains (losses), net of tax	0.24	(0.01)	0.17	0.02
Interest in (losses) earnings of equity investments, net of tax	(0.08)	0.06	0.16	0.26

Basic net (loss) income	$(7.88)	$9.86	$10.65	$23.93

Weighted average number of common shares outstanding	67,788.4	78,076.6	76,839.5	62,786.2
Diluted operating (loss) earnings (1)	$(7.43)	$4.94	$6.29	$14.57
Net realized and unrealized investment (losses) gains, net of tax	(0.61)	4.69	3.86	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	0.89
Net foreign exchange gains (losses), net of tax	0.24	(0.01)	0.16	0.02
Interest in (losses) earnings of equity investments, net of tax	(0.08)	0.06	0.15	0.25

Diluted net (loss) income	$(7.88)	$9.68	$10.46	$23.51

Weighted average number of common shares and common share equivalents outstanding	67,788.4	79,494.2	78,234.3	63,890.6
Dividends declared per common share	$1.75	$1.50	$2.05	$1.88

(1)	See page 55 for further analysis of Paris Re acquisition related expenses.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		December 31, 2009

Assets
Total investments	$15,789,856		$15,955,923		$14,684,553		$14,297,867		$15,182,110		$15,301,510
Funds held - directly managed	1,322,761		1,379,513		1,514,453		1,772,118		1,919,325		2,124,826
Cash and cash equivalents	1,073,432		1,606,842		2,009,737		2,111,084		1,437,722		738,309
Accrued investment income	198,503		181,806		187,718		201,928		201,400		218,739
Reinsurance balances receivable	2,313,538		2,517,586		2,515,845		2,076,884		2,494,034		2,249,181
Funds held by reinsured companies	814,950		846,466		848,182		937,032		918,832		938,039
Deferred acquisition costs	602,275		661,564		671,417		595,557		664,058		614,857
Goodwill	455,533		455,533		455,533		455,533		455,533		455,533
Intangible assets	142,760		154,194		166,187		178,715		191,252		247,269
Other assets	905,505		840,495		849,150		737,653		807,557		844,281

Total assets	$23,619,113		$24,599,922		$23,902,775		$23,364,371		$24,271,823		$23,732,544

Liabilities
Unpaid losses and loss expenses	$11,352,599		$12,016,271		$11,887,316		$10,666,604		$10,705,562		$10,811,483
Policy benefits for life and annuity contracts	1,678,201		1,726,180		1,670,768		1,750,410		1,735,930		1,615,193
Unearned premiums	1,787,351		2,067,996		2,102,053		1,599,139		2,019,892		1,706,816
Other reinsurance balances payable	493,926		554,386		505,198		491,194		528,014		426,091
Debt obligations	820,989		820,989		820,989		820,989		820,989		520,989
Other liabilities	778,364		782,056		741,618		829,116		879,143		1,006,245

Total liabilities	16,911,430		17,967,878		17,727,942		16,157,452		16,689,530		16,086,817

Total shareholders’ equity	6,707,683		6,632,044		6,174,833		7,206,919		7,582,293		7,645,727

Total liabilities and shareholders’ equity	$23,619,113		$24,599,922		$23,902,775		$23,364,371		$24,271,823		$23,732,544

Shareholders’ Equity Per Common Share (excluding preferred shares)	$85.82		$84.71		$83.85		$95.55		$94.69		$86.29

Diluted Book Value Per Common Share and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$85.26		$83.71		$82.50		$93.77		$93.21		$84.51

Number of Common Shares and Common Share Equivalents Outstanding	68,188.1		68,552.0		68,542.4		71,312.3		75,771.5		84,319.7

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	11%	$750,000	9%	$750,000	9%	$250,000	3%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation	893,750	12	893,750	12	520,000	7	520,000	7	520,000	6	520,000	7
Common shareholders’ equity	5,813,933	77	5,738,294	77	5,654,833	81	6,686,919	83	7,062,293	84	7,125,727	89

Total Capital	$7,521,067	100%	$7,445,428	100%	$6,988,217	100%	$8,020,303	100%	$8,395,677	100%	$7,959,111	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Net cash (used in) provided by operating activities:

Underwriting operations (1)	$(314)	$84	$340	$156	$230

Investment income	167	186	189	176	179

Taxes and foreign exchange	(12)	(14)	(43)	(17)	(58)

Net cash (used in) provided by operating activities	$(159)	$256	$486	$315	$351

Net cash (used in) provided by operating activities	$(159)	$256	$486	$315	$351

Net cash (used in) provided by investing activities	(292)	(987)	(320)	775	294

Net cash (used in) provided by financing activities	(55)	322	(286)	(412)	(326)

Effect of foreign exchange rate changes on cash	(28)	6	19	(5)	34

(Decrease) increase in cash and cash equivalents	(534)	(403)	(101)	673	353

Cash and cash equivalents - beginning of period	1,607	2,010	2,111	1,438	1,085

Cash and cash equivalents - end of period	$1,073	$1,607	$2,010	$2,111	$1,438

(1)	For the three months ended March 31, 2011, net cash provided by underwriting operations includes approximately $265 million of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009

Net cash provided by operating activities:

Underwriting operations (3)	$111	$494	$650	$550

Investment income	542	586	762	603

Taxes and foreign exchange	(69)	(168)	(185)	(54)

Net cash provided by operating activities	$584	$912	$1,227	$1,099

Net cash provided by operating activities	$584	$912	$1,227	$1,099

Net cash (used in) provided by investing activities (1)	(1,599)	326	1,102	(447)

Net cash (used in) financing activities (2)	(19)	(510)	(922)	(765)

Effect of foreign exchange rate changes on cash	(4)	(28)	(34)	13

(Decrease) increase in cash and cash equivalents	(1,038)	700	1,373	(100)

Cash and cash equivalents - beginning of period	2,111	738	738	838

Cash and cash equivalents - end of period	$1,073	$1,438	$2,111	$738

(1)	For the year ended December 31, 2009, net cash (used in) provided by investing activities included $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the year ended December 31, 2009, net cash provided by (used in) financing activities included $330 million related to the Paris Re share capital repayment.
(3)	For the nine months ended September 30, 2011, net cash provided by underwriting operations includes approximately $265 million of cash related to the release of assets from the Funds Held-Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Net income (loss)	$180,123	$124,185	$(806,956)	$57,035	$524,937

Change in currency translation adjustment	(54,958)	6,303	37,781	(236)	107,572
Change in net unrealized gains or losses on investments, net of tax	(244)	(249)	(252)	(266)	(256)
Change in unfunded pension obligation, net of tax	1,350	(1,671)	17	(7,349)	(1,004)

Comprehensive income (loss)	$126,271	$128,568	$(769,410)	$49,184	$631,249

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009

Net (loss) income	$(502,648)	$795,518	$852,552	$1,536,854

Change in currency translation adjustment	(10,874)	(66,506)	(66,742)	47,955
Change in net unrealized gains or losses on investments, net of tax	(745)	(4,642)	(4,908)	8,079
Change in unfunded pension obligation, net of tax	(304)	(1,872)	(9,221)	6,085

Comprehensive (loss) income	$(514,571)	$722,498	$771,681	$1,598,973

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended September 30, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$288	$144	$368	$95	$895	$194	$6	$1,095

Net premiums written	$287	$144	$360	$89	$880	$194	$6	$1,080
Decrease in unearned premiums	42	49	2	110	203	9	2	214

Net premiums earned	$329	$193	$362	$199	$1,083	$203	$8	$1,294
Losses and loss expenses and life policy benefits	(192)	(102)	(247)	(169)	(710)	(168)	(4)	(882)
Acquisition costs	(80)	(52)	(82)	(15)	(229)	(33)	—	(262)

Technical result	$57	$39	$33	$15	$144	$2	$4	$150

Other income					1	—	—	1
Other operating expenses					(69)	(12)	(23)	(104)

Underwriting result					$76	$(10)	n/a	$47

Net investment income						19	145	164

Allocated underwriting result (1)						$9	n/a	n/a

Net realized and unrealized investment gains							26	26
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							11	11
Income tax expense							(42)	(42)
Interest in losses of equity investments							(5)	(5)

Net income							n/a	$180

Loss ratio (2)	58.4%	52.9%	68.3%	85.0%	65.6%
Acquisition ratio (3)	24.3	26.9	22.7	7.4	21.1

Technical ratio (4)	82.7%	79.8%	91.0%	92.4%	86.7%
Other operating expense ratio (5)					6.4

Combined ratio (6)					93.1%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended September 30, 2010
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$267	$158	$303	$96	$824	$183	$1	$1,008

Net premiums written	$267	$158	$292	$87	$804	$183	$1	$988
Decrease in unearned premiums	21	67	72	164	324	1	—	325

Net premiums earned	$288	$225	$364	$251	$1,128	$184	$1	$1,313
Losses and loss expenses and life policy benefits	(137)	(174)	(199)	(91)	(601)	(147)	(1)	(749)
Acquisition costs	(80)	(56)	(74)	(18)	(228)	(33)	—	(261)

Technical result	$71	$(5)	$91	$142	$299	$4	$—	$303

Other income					2	—	1	3
Other operating expenses					(81)	(11)	(26)	(118)

Underwriting result					$220	$(7)	n/a	$188

Net investment income						17	147	164

Allocated underwriting result (1)						$10	n/a	n/a

Net realized and unrealized investment gains							293	293
Interest expense							(12)	(12)
Amortization of intangible assets							(10)	(10)
Net foreign exchange losses							(27)	(27)
Income tax expense							(72)	(72)
Interest in earnings of equity investments							1	1

Net income							n/a	$525

Loss ratio (2)	47.5%	77.1%	54.8%	36.4%	53.3%
Acquisition ratio (3)	27.8	25.2	20.2	7.2	20.2

Technical ratio (4)	75.3%	102.3%	75.0%	43.6%	73.5%
Other operating expense ratio (5)					7.2

Combined ratio (6)					80.7%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the nine months ended September 30, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$868	$585	$1,092	$581	$3,126	$597	$12	$3,735

Net premiums written	$868	$581	$1,007	$542	$2,998	$596	$12	$3,606
(Increase) decrease in unearned premiums	(18)	(14)	14	(110)	(128)	(8)	(4)	(140)

Net premiums earned	$850	$567	$1,021	$432	$2,870	$588	$8	$3,466
Losses and loss expenses and life policy benefits	(556)	(379)	(675)	(1,209)	(2,819)	(479)	(5)	(3,303)
Acquisition costs	(210)	(145)	(240)	(16)	(611)	(89)	—	(700)

Technical result	$84	$43	$106	$(793)	$(560)	$20	$3	$(537)

Other income					4	—	1	5
Other operating expenses					(206)	(38)	(78)	(322)

Underwriting result					$(762)	$(18)	n/a	$(854)

Net investment income						50	424	474

Allocated underwriting result (1)						$32	n/a	n/a

Net realized and unrealized investment losses							(8)	(8)
Interest expense							(37)	(37)
Amortization of intangible assets							(27)	(27)
Net foreign exchange gains							20	20
Income tax expense							(66)	(66)
Interest in losses of equity investments							(5)	(5)

Net loss							n/a	$(503)

Loss ratio (2)	65.5%	66.8%	66.1%	279.9%	98.2%
Acquisition ratio (3)	24.6	25.7	23.5	3.5	21.3

Technical ratio (4)	90.1%	92.5%	89.6%	283.4%	119.5%
Other operating expense ratio (5)					7.2

Combined ratio (6)					126.7%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the nine months ended September 30, 2010
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$831	$792	$1,183	$711	$3,517	$537	$4	$4,058

Net premiums written	$830	$780	$1,103	$636	$3,349	$533	$3	$3,885
Increase in unearned premiums	(51)	(94)	(27)	(129)	(301)	(12)	—	(313)

Net premiums earned	$779	$686	$1,076	$507	$3,048	$521	$3	$3,572
Losses and loss expenses and life policy benefits	(432)	(561)	(794)	(231)	(2,018)	(447)	(1)	(2,466)
Acquisition costs	(218)	(170)	(219)	(37)	(644)	(82)	—	(726)

Technical result	$129	$(45)	$63	$239	$386	$(8)	$2	$380

Other income					3	2	—	5
Other operating expenses					(241)	(38)	(127)	(406)

Underwriting result					$148	$(44)	n/a	$(21)

Net investment income						54	458	512

Allocated underwriting result (1)						$10	n/a	n/a

Net realized and unrealized investment gains							485	485
Interest expense							(32)	(32)
Amortization of intangible assets							(23)	(23)
Net foreign exchange losses							(12)	(12)
Income tax expense							(118)	(118)
Interest in earnings of equity investments							5	5

Net income							n/a	$796

Loss ratio (2)	55.5%	81.8%	73.7%	45.6%	66.2%
Acquisition ratio (3)	27.9	24.8	20.4	7.2	21.1

Technical ratio (4)	83.4%	106.6%	94.1%	52.8%	87.3%
Other operating expense ratio (5)					7.9

Combined ratio (6)					95.2%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	September 30, 2011 (A)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Net premiums written	$880	$857	$1,262	$611	$804

Net premiums earned	$1,083	$905	$881	$982	$1,128

Losses and loss expenses	(710)	(646)	(1,463)	(639)	(601)
Acquisition costs	(229)	(203)	(178)	(213)	(228)

Technical result	$144	$56	$(760)	$130	$299

Other income	1	—	1	2	2
Other operating expenses	(69)	(71)	(66)	(78)	(81)

Underwriting result	$76	$(15)	$(825)	$54	$220

Loss ratio (2)	65.6%	71.4%	166.0%	65.1%	53.3%
Acquisition ratio (3)	21.1	22.4	20.3	21.6	20.2

Technical ratio (4)	86.7%	93.8%	186.3%	86.7%	73.5%
Other operating expense ratio (5)	6.4	7.9	7.4	7.9	7.2

Combined ratio (6)	93.1%	101.7%	193.7%	94.6%	80.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $49.7 million and $81.2 million, respectively, compared to the three months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the nine months ended		For the year ended
	September 30, 2011 (A)	September 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$2,998	$3,349	$3,961	$3,351

Net premiums earned	$2,870	$3,048	$4,029	$3,525

Losses and loss expenses	(2,819)	(2,018)	(2,657)	(1,858)
Acquisition costs	(611)	(644)	(856)	(772)

Technical result	$(560)	$386	$516	$895

Other income	4	3	5	13
Other operating expenses	(206)	(241)	(317)	(253)

Underwriting result	$(762)	$148	$204	$655

Loss ratio (2)	98.2%	66.2%	65.9%	52.7%
Acquisition ratio (3)	21.3	21.1	21.3	21.9

Technical ratio (4)	119.5%	87.3%	87.2%	74.6%
Other operating expense ratio (5)	7.2	7.9	7.8	7.2

Combined ratio (6)	126.7%	95.2%	95.0%	81.8%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $65.0 million and $113.9 million, respectively, compared to the nine months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended
	September 30, 2011 (A)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Net premiums written	$287	$242	$338	$196	$267

Net premiums earned	$329	$261	$259	$260	$288

Losses and loss expenses	(192)	(190)	(174)	(145)	(137)
Acquisition costs	(80)	(63)	(66)	(71)	(80)

Technical result	$57	$8	$19	$44	$71

Loss ratio (2)	58.4%	72.8%	67.0%	55.9%	47.5%
Acquisition ratio (3)	24.3	24.1	25.6	27.2	27.8

Technical ratio (4)	82.7%	96.9%	92.6%	83.1%	75.3%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	37%	40%	42%	47%	42%
Property	19	19	17	17	29
Agriculture	25	23	14	11	11
Motor	7	8	10	12	10
Multiline	5	5	11	5	2
Credit/Surety	5	5	5	8	5
Other	2	—	1	—	1

	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $2.3 million and $5.0 million, respectively, compared to the three months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the nine months ended		For the year ended
	September 30, 2011 (A)	September 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$868	$830	$1,026	$1,162

Net premiums earned	$850	$779	$1,038	$1,210

Losses and loss expenses	(556)	(432)	(577)	(728)
Acquisition costs	(210)	(218)	(288)	(311)

Technical result	$84	$129	$173	$171

Loss ratio (2)	65.5%	55.5%	55.6%	60.2%
Acquisition ratio (3)	24.6	27.9	27.8	25.7

Technical ratio (4)	90.1%	83.4%	83.4%	85.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	40%	41%	42%	37%
Property	18	27	26	23
Agriculture	20	8	8	21
Motor	9	11	11	8
Multiline	7	5	5	4
Credit/Surety	5	6	6	5
Other	1	2	2	2

	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $11.7 million and $11.3 million, respectively, compared to the nine months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	September 30, 2011 (A)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Net premiums written	$144	$121	$317	$118	$158

Net premiums earned	$193	$193	$181	$228	$225

Losses and loss expenses	(102)	(127)	(150)	(141)	(174)
Acquisition costs	(52)	(53)	(40)	(57)	(56)

Technical result	$39	$13	$(9)	$30	$(5)

Loss ratio (2)	52.9%	65.9%	82.8%	61.9%	77.1%
Acquisition ratio (3)	26.9	27.6	22.1	24.9	25.2

Technical ratio (4)	79.8%	93.5%	104.9%	86.8%	102.3%

Distribution of Net Premiums Written by Major Lines of Business:
Property	71%	78%	67%	71%	68%
Motor	21	14	21	18	23
Casualty	8	8	12	11	9

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $18.2 million and $25.0 million, respectively, compared to the three months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the nine months ended		For the year ended
	September 30, 2011 (A)	September 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$581	$780	$898	$679

Net premiums earned	$567	$686	$914	$729

Losses and loss expenses	(379)	(561)	(702)	(392)
Acquisition costs	(145)	(170)	(227)	(174)

Technical result	$43	$(45)	$(15)	$163

Loss ratio (2)	66.8%	81.8%	76.8%	53.7%
Acquisition ratio (3)	25.7	24.8	24.9	23.8

Technical ratio (4)	92.5%	106.6%	101.7%	77.5%

Distribution of Net Premiums Written by Major Lines of Business:
Property	70%	65%	66%	67%
Motor	20	23	22	22
Casualty	10	12	12	11

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $15.8 million and $32.8 million, respectively, compared to the nine months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended
	September 30, 2011 (A)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Net premiums written	$360	$333	$315	$287	$292

Net premiums earned	$362	$341	$317	$329	$364

Losses and loss expenses	(247)	(206)	(221)	(191)	(199)
Acquisition costs	(82)	(78)	(80)	(73)	(74)

Technical result	$33	$57	$16	$65	$91

Loss ratio (2)	68.3%	60.3%	69.7%	57.9%	54.8%
Acquisition ratio (3)	22.7	22.9	25.3	22.2	20.2

Technical ratio (4)	91.0%	83.2%	95.0%	80.1%	75.0%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	16%	14%	12%	25%	19%
Credit/Surety	18	20	25	18	16
Energy	11	7	7	5	9
Engineering	13	12	14	15	17
Marine	20	21	18	21	18
Specialty casualty	4	7	19	(1)	6
Specialty property	13	12	4	13	8
Other	5	7	1	4	7

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $23.4 million and $39.4 million, respectively, compared to the three months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the nine months ended		For the year ended
	September 30, 2011 (A)	September 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$1,007	$1,103	$1,391	$1,113

Net premiums earned	$1,021	$1,076	$1,405	$1,116

Losses and loss expenses	(675)	(794)	(985)	(732)
Acquisition costs	(240)	(219)	(292)	(254)

Technical result	$106	$63	$128	$130

Loss ratio (2)	66.1%	73.7%	70.0%	65.6%
Acquisition ratio (3)	23.5	20.4	20.8	22.7

Technical ratio (4)	89.6%	94.1%	90.8%	88.3%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	14%	14%	16%	17%
Credit/Surety	21	16	16	16
Energy	8	8	8	9
Engineering	13	13	14	19
Marine	20	20	20	16
Specialty casualty	10	15	11	11
Specialty property	10	7	8	6
Other	4	7	7	6

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $26.1 million and $50.9 million, respectively, compared to the nine months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended
	September 30, 2011 (A)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Net premiums written	$89	$161	$292	$10	$87

Net premiums earned	$199	$110	$124	$165	$251

Losses and loss expenses	(169)	(123)	(918)	(162)	(91)
Acquisition costs	(15)	(9)	8	(12)	(18)

Technical result	$15	$(22)	$(786)	$(9)	$142

Loss ratio (2)	85.0%	111.7%	743.0%	98.0%	36.4%
Acquisition ratio (3)	7.4	8.1	(6.7)	7.3	7.2

Technical ratio (4)	92.4%	119.8%	736.3%	105.3%	43.6%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $5.8 million and $11.8 million, respectively, compared to the three months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the nine months ended		For the year ended
	September 30, 2011 (A)	September 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$542	$636	$646	$397

Net premiums earned	$432	$507	$672	$470

Losses and loss expenses	(1,209)	(231)	(393)	(6)
Acquisition costs	(16)	(37)	(49)	(33)

Technical result	$(793)	$239	$230	$431

Loss ratio (2)	279.9%	45.6%	58.5%	1.3%
Acquisition ratio (3)	3.5	7.2	7.2	7.0

Technical ratio (4)	283.4%	52.8%	65.7%	8.3%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $11.3 million and $18.8 million, respectively, compared to the nine months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended
	September 30, 2011 (A)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Net premiums written	$194	$195	$206	$210	$183

Net premiums earned	$203	$201	$184	$222	$184

Life policy benefits	(168)	(166)	(145)	(177)	(147)
Acquisition costs	(33)	(26)	(30)	(34)	(33)

Technical result	$2	$9	$9	$11	$4

Other income	—	—	—	—	—
Other operating expenses	(12)	(13)	(12)	(17)	(11)

Underwriting result	$(10)	$(4)	$(3)	$(6)	$(7)

Net investment income	19	16	15	18	17

Allocated underwriting result (1)	$9	$12	$12	$12	$10

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	71%	72%	76%	56%	67%
Longevity	26	25	21	42	30
Health	3	3	3	2	3

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $18.9 million and $19.1 million, respectively, compared to the three months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the nine months ended		For the year ended
	September 30, 2011 (A)	September 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$596	$533	$742	$591

Net premiums earned	$588	$521	$744	$587

Life policy benefits	(479)	(447)	(624)	(440)
Acquisition costs	(89)	(82)	(116)	(113)

Technical result	$20	$(8)	$4	$34

Other income	—	2	2	2
Other operating expenses	(38)	(38)	(57)	(47)

Underwriting result	$(18)	$(44)	$(51)	$(11)

Net investment income	50	54	71	62

Allocated underwriting result (1)	$32	$10	$20	$51

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	73%	75%	70%	80%
Longevity	24	22	27	16
Health	3	3	3	4

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $24.8 million and $26.2 million, respectively, compared to the nine months ended September 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Technical result	$4	$(1)	$—	$(1)	$—

Other income	—	1	1	3	1
Corporate expenses - acquisition related	(1)	(1)	(2)	(6)	(6)
Corporate expenses - voluntary termination plan	—	—	—	(6)	1
Corporate expenses	(19)	(25)	(19)	(22)	(17)
Other operating expenses	(3)	(4)	(5)	(4)	(4)

Net investment income	145	142	137	143	147

Net realized and unrealized investment gains (losses)	26	78	(112)	(83)	293
Interest expense	(12)	(12)	(12)	(12)	(12)
Amortization of intangible assets	(9)	(9)	(9)	(9)	(10)
Net foreign exchange gains (losses)	11	9	—	(8)	(27)
Income tax (expense) benefit	(42)	(50)	26	(11)	(72)
Interest in (losses) earnings of equity investments	(5)	(1)	1	7	1

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009

Technical result	$3	$2	$—	$10

Other income	1	—	3	7
Corporate expenses - acquisition related	(4)	(10)	(16)	(36)
Corporate expenses - voluntary termination plan	—	(34)	(41)	—
Corporate expenses (1)	(62)	(72)	(94)	(81)
Other operating expenses	(12)	(11)	(15)	(14)

Net investment income	424	458	602	534

Net realized and unrealized investment (losses) gains	(8)	485	402	591
Net realized gain on purchase of capital efficient notes	—	—	—	89
Interest expense	(37)	(32)	(44)	(28)
Amortization of intangible assets	(27)	(23)	(31)	6
Net foreign exchange gains (losses)	20	(12)	(21)	(1)
Income tax expense	(66)	(118)	(129)	(262)
Interest in (losses) earnings of equity investments	(5)	5	13	16

(1)	The Company’s corporate expenses for the nine months ended September 30, 2010 and for the years ended December 31, 2010 and 2009 include $13 million, $13 million and $9 million, respectively, of corporate expenses related to Paris Re.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	11%	10%	12%	13%	13%
Property	14	13	18	14	19
Motor	5	3	7	5	6
Multiline and other	3	2	2	1	1
Specialty
Agriculture	8	7	4	4	5
Aviation/Space	5	5	3	9	5
Catastrophe	8	15	20	1	9
Credit/Surety	7	8	6	8	6
Energy	4	2	2	2	3
Engineering	4	4	3	5	5
Marine	7	7	4	7	5
Specialty casualty	1	2	4	—	2
Specialty property	5	4	1	5	2
Life	18	18	14	26	19

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	38%	40%	43%	47%	38%
North America	37	36	36	32	39
Latin America, Caribbean and Africa	12	11	10	11	13
Asia, Australia and New Zealand	13	13	11	10	10

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	74%	75%	72%	64%	73%
Direct	26	25	28	36	27

	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	11%	11%	11%	13%
Property	16	19	18	18
Motor	5	7	7	6
Multiline and other	2	2	2	2
Specialty
Agriculture	6	4	4	8
Aviation/Space	4	4	5	5
Catastrophe	15	16	14	10
Credit/Surety	7	6	6	6
Energy	2	2	2	2
Engineering	4	4	4	5
Marine	6	5	6	5
Specialty casualty	3	4	3	3
Specialty property	3	2	2	2
Life	16	14	16	15

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	41%	42%	43%	41%
North America	36	37	36	41
Latin America, Caribbean and Africa	11	10	11	10
Asia, Australia and New Zealand	12	11	10	8

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	73%	74%	73%	72%
Direct	27	26	27	28

	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	26%	25%	47%	18%	27%
Proportional	74	75	53	82	73

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	19%	10%	34%	4%	15%
Proportional	81	90	66	96	85

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	17%	20%	33%	5%	15%
Proportional	83	80	67	95	85

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	98%	98%	89%	99%
Proportional	2	2	2	11	1

Total	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	29%	35%	52%	10%	28%
Proportional	71	65	48	90	72

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	34%	37%	33%	29%
Proportional	66	63	67	71

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	25%	27%	23%	21%
Proportional	75	73	77	79

Total	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	23%	30%	22%	18%
Proportional	77	70	78	82

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	99%	99%	98%
Proportional	2	1	1	2

Total	100%	100%	100%	100%

Non-life total
Non-Proportional	41%	45%	38%	32%
Proportional	59	55	62	68

Total	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio (A)

(Expressed in millions of U.S. dollars)

(Unaudited)

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		December 31, 2009
Investments:
Fixed maturities
U.S. government	$1,162	7%	$1,291	8%	$745	5%	$673	5%	$718	5%	$803	5%
Government Sponsored Entities (GSEs)	26	—	184	1	216	2	233	2	352	2	453	3
U.S. municipalities	101	1	99	1	68	—	67	—	28	—	14	—
Non-U.S. sovereign government, supranational and government related	3,230	20	3,258	20	3,068	21	2,819	20	2,980	20	3,059	20
Corporates	6,120	39	5,830	37	6,199	42	6,144	43	6,617	44	6,631	43
Mortgage/asset-backed securities	3,717	24	3,745	23	2,963	20	2,889	20	3,075	20	3,183	21

Total fixed maturities	14,356	91	14,407	90	13,259	90	12,825	90	13,770	91	14,143	92
Short-term investments	98	1	216	2	81	1	49	—	89	—	137	1
Equities	1,001	6	995	6	1,053	7	1,072	8	1,027	7	796	5
Other invested assets	335	2	338	2	292	2	352	2	296	2	226	2

Total investments	$15,790	100%	$15,956	100%	$14,685	100%	$14,298	100%	$15,182	100%	$15,302	100%

Cash and cash equivalents	1,073		1,607		2,010		2,111		1,438		738
Total investments and cash	$16,863		$17,563		$16,695		$16,409		$16,620		$16,040
Maturity distribution:
One year or less	$576	4%	$970	7%	$1,004	8%	$930	7%	$1,046	8%	$869	6%
More than one year through five years	5,580	39	5,404	37	5,113	38	5,022	39	5,549	40	6,346	45
More than five years through ten years	3,840	26	3,831	26	3,613	27	3,418	27	3,624	26	3,343	23
More than ten years	741	5	673	4	647	5	615	5	565	4	539	4

Subtotal	10,737	74	10,878	74	10,377	78	9,985	78	10,784	78	11,097	78
Mortgage/asset-backed securities	3,717	26	3,745	26	2,963	22	2,889	22	3,075	22	3,183	22

Total	$14,454	100%	$14,623	100%	$13,340	100%	$12,874	100%	$13,859	100%	$14,280	100%

Credit quality by market value: (B)
AAA	28%		58%		52%		51%		51%		50%
AA	35		7		8		9		9		10
A	21		19		21		22		23		24
BBB	11		10		12		11		11		12
Below Investment Grade/Unrated	5		6		7		7		6		4

	100%		100%		100%		100%		100%		100%

Expected average duration	3.0 Yrs		3.0 Yrs		2.9 Yrs		3.0 Yrs		3.1 Yrs		3.1 Yrs
Average yield to maturity at market	2.5%		2.9%		3.1%		2.9%		2.6%		3.6%
Average credit quality	AA		AA		AA		AA		AA		AA

(A)	The Funds Held - Directly Managed Portfolio is described separately on pages 34-35 and is not reflected here.
(B)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at September 30, 2011 compared to June 30, 2011 largely reflects Standard & Poor’s decision in August 2011 to downgrade, from AAA to AA+, U.S. Government securities and other securities that carry either an explicit or an implicit guarantee of the U.S. Government. While other rating agencies did not take a similar rating action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	September 30, 2011
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,507,615	24.6%	8.9%	0.8%
Consumer noncyclical	815,472	13.3	4.8	0.3
Communications	635,722	10.4	3.8	0.6
Utilities	558,008	9.1	3.3	0.2
Government guaranteed corporate debt	451,114	7.4	2.7	0.8
Industrials	388,722	6.3	2.3	0.1
Energy	357,349	5.8	2.1	0.3
Consumer cyclical	302,245	4.9	1.8	0.3
Insurance	278,744	4.6	1.7	0.3
Catastrophe bonds	218,777	3.6	1.3	0.2
Materials	200,243	3.3	1.2	0.1
Longevity and mortality bonds	191,325	3.1	1.1	0.4
Technology	138,173	2.3	0.8	0.1
Real estate investment trusts	59,683	1.0	0.4	0.1
Diversified	16,938	0.3	0.1	—

Total Corporate bonds	$6,120,130	100.0%	36.3%

Finance sector - Corporate bonds
Banks	$724,738	11.8%	4.3%
Investment banking and brokerage	386,404	6.3	2.3
Financial services	176,079	2.9	1.0
Commercial and consumer finance	152,991	2.5	0.9
Other	67,403	1.1	0.4

Total finance sector - Corporate bonds	$1,507,615	24.6%	8.9%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$147,114	$158,937	$365,407	$44,806	$8,474	$724,738
Investment banking and brokerage	—	—	378,391	8,013	—	386,404
Financial services	3,903	149,696	18,958	3,522	—	176,079
Commercial and consumer finance	—	3,485	84,631	64,875	—	152,991
Other	—	14,890	18,160	26,939	7,414	67,403

Total finance sector - Corporate bonds	$151,017	$327,008	$865,547	$148,155	$15,888	$1,507,615

% of total	10%	22%	57%	10%	1%	100%

Concentration of investment risk

The top 10 Corporate bond issues account for 18.8% of the Company’s total corporate bonds. The single largest issue accounts for 2.3% of the company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	September 30, 2011
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$145,445	20.3%	0.9%	0.1%
Energy	90,609	12.6	0.5	0.1
Technology	90,119	12.6	0.5	0.1
Finance	80,972	11.3	0.5	0.1
Communications	75,404	10.5	0.4	0.1
Industrials	64,275	9.0	0.4	0.1
Consumer cyclical	58,917	8.2	0.4	—
Insurance	35,684	5.0	0.2	0.1
Utilities	31,765	4.4	0.2	—
Materials	30,916	4.3	0.2	—
Real estate investment trusts	10,341	1.4	0.1	—
Diversified	2,839	0.4	—	—

Total equities	$717,286	100.0%	4.3%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	241,995		1.4
Funds and ETFs holding equities	41,867		0.2

Total equities	$1,001,148		5.9%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 16.6% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 17.7% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 2.8% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at September 30, 2011
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$86,758	$9,349	$69,684	$24,997	$279,033	$469,821
U.S. Collaterized Mortgage Obligations	11,593	111,524	14,366	—	—	—	79,134	216,617
U.S. Mortgage Backed Securities (MBS)	587,205	1,940,689	—	—	—	—	—	2,527,894
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	46,235	—	15,814	2,339	2,411	66,799
U.S. MBS Interest Only	17,931	6,187	—	—	—	—	—	24,118

	$616,729	$2,058,400	$147,359	$9,349	$85,498	$27,336	$360,578	$3,305,249

Non-U.S. Asset-Backed Securities	$—	$—	$108,786	$18,532	$33,669	$—	$—	$160,987
Non-U.S. Collaterized Mortgage Obligations	—	—	193,540	—	33,159	4,098	485	231,282
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	19,563	—	—	—	—	19,563

	$—	$—	$321,889	$18,532	$66,828	$4,098	$485	$411,832

Total mortgage/asset-backed securities	$616,729	$2,058,400	$469,248	$27,881	$152,326	$31,434	$361,063	$3,717,081

Corporate Securities	—	26,188	—	—	—	—	—	26,188

Total	$616,729	$2,084,588	$469,248	$27,881	$152,326	$31,434	$361,063	$3,743,269

% of total	16%	56%	12%	1%	4%	1%	10%	100%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	September 30, 2011					June 30, 2011		December 31, 2010
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)	Carrying Value	Total Net Exposures	Carrying Value	Total Net Exposures
Private Markets Investments
Principal Finance - Investments	$190,360	$—	$190,360	$—	$190,360	$173,948	$173,948	$137,882	$137,882
Principal Finance - Derivative Exposure Assumed	—	(14,968)	(14,968)	159,401	144,433	(11,858)	164,186	(13,444)	165,364
Insurance-Linked Securities	—	(2,005)	(2,005)	154,375	152,370	(14,852)	80,996	(73)	88,692
Commodities Futures	—	(6,309)	(6,309)	50,255	43,946	(1,516)	49,368	—	—
Strategic Investments	188,243	—	188,243	—	188,243	188,019	188,019	179,589	179,589

Total other invested assets - Private Markets Exposure Assumed	378,603	(23,282)	355,321	364,031	719,352	333,741	656,517	303,954	571,527

Other Credit Derivatives - Exposure Assumed	—	181	181	5,000	5,181	462	5,462	533	5,533
Other Credit Derivatives - Protection Purchased	—	(1,005)	(1,005)	(100,387)	(101,392)	(2,158)	(112,048)	(2,314)	(116,066)

Other (2)	7,353	(26,859)	(19,506)			6,328		50,232

Total other invested assets	$385,956	$(50,965)	$334,991			$338,373		$352,405

(1)	The total net exposures originated in Private Markets are $1,717 million at September 30, 2011($1,746 million and $1,644 million at June 30, 2011 and December 31, 2010, respectively). In addition to the net exposures listed above of $719 million ($656 million and $572 million at June 30, 2011 and December 31, 2010, respectively), the Company has the following other net exposures originated in Private Markets:

- Principal Finance: $494 million of assets listed under Investments - Fixed Maturities and $6 million listed under Investments - Equities for a total exposure of $835 million ($856 million and $661 million at June 30, 2011 and December 31, 2010, respectively).

- Insurance-Linked Securities: $410 million of bonds listed under Investments - Fixed Maturities and $80 million of limits on transactions that use reinsurance accounting for a total exposure of $642 million ($640 million and $788 million at June 30, 2011 and December 31, 2010, respectively).

- Strategic Investments: $7 million of assets listed under Investments - Fixed Maturities and $1 million of assets listed under Other Assets for a total exposure of $196 million ($201 million and $195 million at June 30, 2011 and December 31, 2010, respectively).

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		December 31, 2009
Investments:
Fixed maturities
U.S. government	$111	10%	$77	7%	$76	6%	$95	6%	$100	6%	$119	6%
Government Sponsored Entities (GSEs)	156	13	154	13	155	13	193	12	202	11	180	10
U.S. municipalities	—	—	—	—	—	—	—	—	—	—	1	—
Non-U.S. sovereign government, supranational and government related	303	26	313	27	360	29	385	25	438	25	548	30
Corporates	531	46	551	47	571	47	799	52	929	54	900	49
Mortgage/asset-backed securities	—	—	—	—	—	—	12	1	12	1	18	1

Total fixed maturities	1,101	95	1,095	94	1,162	95	1,484	96	1,681	97	1,766	96
Short-term investments	35	3	42	4	44	3	38	3	18	1	28	2
Other invested assets	18	2	22	2	23	2	21	1	31	2	39	2

Total investments	$1,154	100%	$1,159	100%	$1,229	100%	$1,543	100%	$1,730	100%	$1,833	100%

Cash and cash equivalents	135		149		111		129		46		146
Total investments and cash	$1,289		$1,308		$1,340		$1,672		$1,776		$1,979
Accrued investment income	17		15		18		20		26		25
Other funds held assets/liabilities	17		57		156		80		117		121

Total funds held - directly managed	$1,323		$1,380		$1,514		$1,772		$1,919		$2,125

Maturity distribution:
One year or less	$203	18%	$223	20%	$241	20%	$289	19%	$298	17%	$360	20%
More than one year through five years	646	57	621	55	647	54	814	53	910	54	903	50
More than five years through ten years	260	23	266	23	288	24	376	25	427	25	423	24
More than ten years	27	2	27	2	30	2	31	2	52	3	90	5

Subtotal	1,136	100	1,137	100	1,206	100	1,510	99	1,687	99	1,776	99
Mortgage/asset-backed securities	—	—	—	—	—	—	12	1	12	1	18	1

Total	$1,136	100%	$1,137	100%	$1,206	100%	$1,522	100%	$1,699	100%	$1,794	100%

Credit quality by market value: (B)
AAA	23%		43%		42%		45%		41%		38%
AA	50		30		30		27		27		26
A	23		23		24		24		27		29
BBB	4		4		4		4		4		5
Below Investment Grade/Unrated	—		—		—		—		1		2

	100%		100%		100%		100%		100%		100%

Expected average duration	2.9 Yrs		3.1 Yrs		3.1 Yrs		3.1 Yrs		3.2 Yrs		3.0 Yrs
Average yield to maturity at market	1.8%		2.1%		2.4%		2.4%		2.1%		2.6%
Average credit quality	AA		AA		AA		AA		AA		AA

(B)	The decrease in AAA rated securities and the corresponding increase in AA rated securities compared to June 30, 2011 largely reflects Standard & Poor’s decision to downgrade, from AAA to AA+, U.S. Government securities and other securities that carry either an explicit or an implicit guarantee of the U.S. Government. While other rating agencies did not take similar rating action, it is the policy of the Company to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		September 30, 2011
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest Single issuer as a Percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$247,728	46.7%	19.2%	1.2%
Consumer noncyclical	74,569	14.1	5.8	0.7
Government guaranteed corporate debt	42,608	8.0	3.3	0.9
Energy	41,019	7.7	3.2	0.8
Utilities	35,766	6.8	2.8	0.4
Communications	26,415	5.0	2.0	0.5
Materials	20,370	3.8	1.6	0.4
Industrials	13,143	2.5	1.0	0.4
Consumer cyclical	12,384	2.3	1.0	0.6
Technology	12,308	2.3	0.9	0.3
Real estate investment trusts	3,379	0.6	0.3	0.3
Insurance	1,210	0.2	0.1	0.1

Total Corporate bonds	$530,899	100.0%	41.2%

Finance sector - Corporate bonds
Banks	$135,216	25.5%	10.5%
Investment banking and brokerage	39,443	7.4	3.1
Financial services	29,735	5.6	2.3
Commercial and consumer finance	27,600	5.2	2.1
Other	15,734	3.0	1.2

Total finance sector - Corporate bonds	$247,728	46.7%	19.2%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$32,405	$67,003	$29,242	$6,566$	135,216
Investment banking and brokerage	24,494	—	14,949	—	39,443
Financial services	4,654	20,706	4,375	—	29,735
Commercial and consumer finance	10,331	4,469	8,765	4,035	27,600
Other	11,075	—	3,997	662	15,734

Total finance sector - Corporate bonds	$82,959	$92,178	$61,328	$11,263	$247,728

% of total	33%	37%	25%	5%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 21.8% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 3.0% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Fixed maturities	$145,861	$141,535	$135,947	$136,724	$142,056
Short-term investments, cash and cash equivalents	887	1,142	1,243	2,358	1,589
Equities	4,322	6,545	4,190	5,441	6,097
Funds held and other	14,522	11,295	12,590	14,535	11,971
Funds held - directly managed	9,180	8,635	8,168	13,596	11,463
Investment expenses	(11,125)	(10,824)	(10,505)	(11,850)	(8,774)

Net investment income (1)	$163,647	$158,328	$151,633	$160,804	$164,402

Net realized investment gains on fixed maturities and short-term investments	$63,611	$13,007	$7,434	$66,432	$56,290
Net realized investment gains on equities	2,480	26,219	37,031	6,943	14,592
Net realized (losses) gains on other invested assets	(97,741)	(63,269)	12,244	(6,259)	(34,738)
Change in net unrealized (losses) gains on other invested assets	(212)	(7,253)	(37,453)	46,092	5,392
Change in net unrealized investment gains (losses) on fixed maturities	188,716	130,907	(140,228)	(254,361)	134,467
Change in net unrealized investment gains (losses) on short-term investments	1,240	194	(641)	(140)	324
Change in net unrealized investment (losses) gains on equities	(145,095)	(30,197)	16,118	86,373	79,650
Net other realized and unrealized investment gains (losses)	1,193	23	1	(3)	10,852
Net realized and unrealized investment gains (losses) on funds held - directly managed	11,947	8,568	(6,705)	(28,278)	26,335

Net realized and unrealized investment gains (losses)	$26,139	$78,199	$(112,199)	$(83,201)	$293,164

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended September 30, 2011, net investment income includes foreign exchange impacts of $4.2 million compared to the three months ended September 30, 2010.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009

Fixed maturities	$423,343	$443,534	$580,258	$559,330
Short-term investments, cash and cash equivalents	3,271	6,183	8,541	11,799
Equities	15,056	15,353	20,794	13,861
Funds held and other	38,407	38,259	52,794	32,793
Funds held - directly managed	25,984	38,179	51,775	17,766
Investment expenses	(32,453)	(29,530)	(41,380)	(39,478)

Net investment income (2)	$473,608	$511,978	$672,782	$596,071

Net realized investment gains on fixed maturities and short-term investments	$84,052	$106,994	$173,426	$105,249
Net realized investment gains (losses) on equities (1)	65,730	37,793	44,736	(45,258)
Net realized losses on other invested assets	(148,766)	(62,310)	(68,568)	(35,426)
Change in net unrealized (losses) gains on other invested assets	(44,918)	(42,350)	3,742	58,196
Change in net unrealized investment gains on fixed maturities	179,395	399,229	144,868	320,934
Change in net unrealized investment gains (losses) on short-term investments	794	(2,093)	(2,234)	2,010
Change in net unrealized investment (losses) gains on equities	(159,174)	(21,549)	64,825	185,925
Net other realized and unrealized investment gains	1,217	13,338	13,335	1,777
Net realized and unrealized investment gains (losses) on funds held - directly managed	13,810	55,631	27,352	(1,700)

Net realized and unrealized investment (losses) gains	$(7,860)	$484,683	$401,482	$591,707

(1)	Net realized investment gains on equities include $18,275 for the year ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.
(2)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2011, net investment income includes foreign exchange impacts of $4.6 million compared to the nine months ended September 30, 2010.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Fixed maturities	$7,778	$8,130	$7,950	$11,099	$11,477
Short-term investments, cash and cash equivalents	667	380	178	19	84
Other	968	326	329	3,055	666
Investment expenses	(233)	(201)	(289)	(577)	(764)

Net investment income	$9,180	$8,635	$8,168	$13,596	$11,463

Net realized investment gains on fixed maturities and short-term investments	$121	$471	$5,273	$1,517	$1,575
Net realized investment (losses) gains on other invested assets	(93)	2	—	539	78
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	14,676	10,756	(12,250)	(28,714)	24,118
Change in net unrealized investment (losses) gains on other invested assets	(2,757)	(2,661)	272	(1,620)	564

Net realized and unrealized investment gains (losses) on funds held - directly managed	$11,947	$8,568	$(6,705)	$(28,278)	$26,335

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended	For the period
	September 30, 2011	September 30, 2010	December 31, 2010	from October 2, 2009 to December 31, 2009
Fixed maturities	$23,859	$35,101	$46,200	$10,956
Short-term investments, cash and cash equivalents	1,224	1,588	1,607	287
Other	1,624	3,023	6,078	6,934
Investment expenses	(723)	(1,533)	(2,110)	(411)

Net investment income	$25,984	$38,179	$51,775	$17,766

Net realized investment gains (losses) on fixed maturities and short-term investments	$5,866	$(476)	$1,041	$(2,200)
Net realized investment (losses) gains of on other invested assets	(91)	83	622	—
Change in net unrealized investment gains on fixed maturities and short-term investments	13,182	55,384	26,670	1,920
Change in net unrealized investment (losses) gains on other invested assets	(5,147)	640	(981)	(1,420)

Net realized and unrealized investment gains (losses) on funds held - directly managed	$13,810	$55,631	$27,352	$(1,700)

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

		As at and for the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$12,016,271	$11,887,316	$10,666,604	$10,705,562	$10,342,589
Reinsurance recoverable at beginning of period	(378,581)	(383,446)	(348,747)	(352,087)	(356,883)

Net liability at beginning of period	11,637,690	11,503,870	10,317,857	10,353,475	9,985,706

Net incurred losses related to:
Current year	889,469	809,445	1,604,208	768,522	738,758
Prior years	(175,961)	(161,022)	(141,901)	(127,929)	(136,444)

	713,508	648,423	1,462,307	640,593	602,314

Change in reserve agreement (1)	(14,630)	(27,705)	(367)	(6,213)	(34,803)

Net losses paid	(1,062,917)	(616,941)	(525,159)	(621,330)	(630,910)

Effects of foreign exchange rate changes	(280,255)	130,043	249,232	(48,668)	431,168

Net liability at end of period	10,993,396	11,637,690	11,503,870	10,317,857	10,353,475
Reinsurance recoverable at end of period	359,203	378,581	383,446	348,747	352,087

Gross liability at end of period	$11,352,599	$12,016,271	$11,887,316	$10,666,604	$10,705,562

Breakdown of gross liability at end of period:
Case reserves	$5,198,774	$5,093,142	$4,971,016	$4,652,281	$4,667,556
Additional case reserves	563,690	1,284,603	477,079	326,721	331,446
Incurred but not reported reserves	5,590,135	5,638,526	6,439,221	5,687,602	5,706,560

Gross liability at end of period	$11,352,599	$12,016,271	$11,887,316	$10,666,604	$10,705,562

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,294,447	$3,293,224	$3,287,790	$3,211,622	$3,205,491
Global (Non-U.S.) P&C	2,726,094	2,911,178	2,970,488	2,804,937	2,917,114
Global (Non-U.S.) Specialty	3,902,088	3,970,089	3,907,487	3,781,341	3,820,469
Catastrophe	1,429,970	1,841,780	1,721,551	868,704	762,488

Gross liability at end of period	$11,352,599	$12,016,271	$11,887,316	$10,666,604	$10,705,562

Unrecognized time value of non-life reserves	$614,961	$968,950	$1,072,236	$949,210	$778,529

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	149.0%	95.1%	35.9%	97.0%	104.7%
Non-life paid losses to net premiums earned ratio	97.5%	68.1%	59.6%	63.3%	55.8%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$10,666,604	$10,811,483	$10,811,483	$7,510,666
Reinsurance recoverable at beginning of period	(348,747)	(336,352)	(336,352)	(125,215)

Net liability at beginning of period	10,317,857	10,475,131	10,475,131	7,385,451
Net liability acquired related to the acquisition of Paris Re	—	—	—	3,176,255
Net incurred losses related to:
Current year	3,303,122	2,369,352	3,137,874	2,340,768
Prior years	(478,884)	(349,954)	(477,883)	(485,809)

	2,824,238	2,019,398	2,659,991	1,854,959
Change in reserve agreement (1)	(42,702)	(60,570)	(66,783)	(32,027)
Net losses paid	(2,205,017)	(1,957,688)	(2,579,018)	(2,043,878)
Effects of foreign exchange rate changes	99,020	(122,796)	(171,464)	134,371

Net liability at end of period	10,993,396	10,353,475	10,317,857	10,475,131
Reinsurance recoverable at end of period	359,203	352,087	348,747	336,352

Gross liability at end of period	$11,352,599	$10,705,562	$10,666,604	$10,811,483

Breakdown of gross liability at end of period:
Case reserves	$5,198,774	$4,667,556	$4,652,281	$4,817,765
Additional case reserves	563,690	331,446	326,721	274,360
Incurred but not reported reserves	5,590,135	5,706,560	5,687,602	5,719,358

Gross liability at end of period	$11,352,599	$10,705,562	$10,666,604	$10,811,483

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,294,447	$3,205,491	$3,211,622	$3,355,316
Global (Non-U.S.) P&C	2,726,094	2,917,114	2,804,937	2,937,078
Global (Non-U.S.) Specialty	3,902,088	3,820,469	3,781,341	3,798,025
Catastrophe	1,429,970	762,488	868,704	721,064

Gross liability at end of period	$11,352,599	$10,705,562	$10,666,604	$10,811,483

Unrecognized time value of non-life reserves	$614,961	$778,529	$949,210	$1,190,323
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	78.1%	96.9%	97.0%	110.2%
Non-life paid losses to net premiums earned ratio	76.6%	64.2%	63.9%	57.9%

(1)	The change in the reserve agreement is due to favorable development on Paris Re's reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,726,180	$1,670,768	$1,750,410	$1,735,930	$1,566,899
Reinsurance recoverable at beginning of period	(11,624)	(11,120)	(14,739)	(15,054)	(13,597)

Net liability at beginning of period	1,714,556	1,659,648	1,735,671	1,720,876	1,553,302

Net incurred losses related to:
Current year	163,065	163,884	148,623	186,646	142,599
Prior years	5,053	2,216	(3,713)	(9,468)	3,966

	168,118	166,100	144,910	177,178	146,565

Net losses paid (1)	(141,734)	(130,994)	(291,973)	(133,299)	(91,329)

Effects of foreign exchange rate changes	(73,372)	19,802	71,040	(29,084)	112,338

Net liability at end of period	1,667,568	1,714,556	1,659,648	1,735,671	1,720,876
Reinsurance recoverable at end of period	10,633	11,624	11,120	14,739	15,054

Gross liability at end of period	$1,678,201	$1,726,180	$1,670,768	$1,750,410	$1,735,930

(1)	Net losses paid for the three months ended March 31, 2011 includes an approximate $131 million reduction in policy benefits for life and annuity contracts related to the recapture by the cedant of a large longevity treaty that was written on a funds held basis. Contemporaneously, the treaty was rewritten on a net settled mortality swap basis.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,750,410	$1,615,193	$1,615,193	$1,432,015
Reinsurance recoverable at beginning of period	(14,739)	(20,465)	(20,465)	(24,102)

Net liability at beginning of period	1,735,671	1,594,728	1,594,728	1,407,913

Net incurred losses related to:
Current year	475,572	425,148	611,795	455,770
Prior years	3,556	21,300	11,832	(15,433)

	479,128	446,448	623,627	440,337

Net losses paid (1)	(564,701)	(286,645)	(419,944)	(323,088)

Effects of foreign exchange rate changes	17,470	(33,655)	(62,740)	69,566

Net liability at end of period	1,667,568	1,720,876	1,735,671	1,594,728
Reinsurance recoverable at end of period	10,633	15,054	14,739	20,465

Gross liability at end of period	$1,678,201	$1,735,930	$1,750,410	$1,615,193

(1)	Net losses paid for the nine months ended September 30, 2011 includes an approximate $131 million reduction in policy benefits for life and annuity contracts related to the recapture by the cedant of a large longevity treaty that was written on a funds held basis. Contemporaneously, the treaty was rewritten on a net settled mortality swap basis.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$74,769	$54,513	$39,720	$21,451	$68,009
Global (Non-U.S.) P&C	34,945	22,228	32,454	34,867	3,877
Global (Non-U.S.) Specialty	30,027	57,847	34,623	56,760	66,741
Catastrophe	36,220	26,434	35,104	14,851	(2,183)

Total Non-life net prior year reserve development	$175,961	$161,022	$141,901	$127,929	$136,444

Non-life segment:
Net prior year reserve development due to changes in premiums	$(8,461)	$2,424	$(28,314)	$7,470	$(8,868)
Net prior year reserve development due to all other factors (2)	184,422	158,598	170,215	120,459	145,312

Total Non-life net prior year reserve development	$175,961	$161,022	$141,901	$127,929	$136,444

Life segment:
Net prior year reserve development due to GMDB (1)	$(5,475)	$(214)	$10,967	$15,767	$(556)
Net prior year reserve development due to all other factors (2)	422	(2,002)	(7,254)	(6,299)	(3,410)

Total Life net prior year reserve development	$(5,053)	$(2,216)	$3,713	$9,468	$(3,966)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2011, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.4 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.7 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$169,002	$144,329	$165,780	$177,571
Global (Non-U.S.) P&C	89,626	62,672	97,539	151,456
Global (Non-U.S.) Specialty	122,497	114,172	170,931	107,632
Catastrophe	97,759	28,781	43,633	49,150

Total Non-life net prior year reserve development	$478,884	$349,954	$477,883	$485,809

Non-life segment:
Net prior year reserve development due to changes in premiums	$(34,351)	$(14,978)	$(7,509)	$8,925
Net prior year reserve development due to all other factors (2)	513,235	364,932	485,392	476,884

Total Non-life net prior year reserve development	$478,884	$349,954	$477,883	$485,809

Life segment:
Net prior year reserve development due to GMDB (1)	$5,277	$958	$16,725	$16,488
Net prior year reserve development due to all other factors (2)	(8,833)	(22,258)	(28,557)	(1,055)

Total Life net prior year reserve development	$(3,556)	$(21,300)	$(11,832)	$15,433

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2011, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.4 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.7 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share (1)calculated with net income (loss) per share available to common shareholders	10.4%	7.2%	(51.2)%	3.1%	32.0%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	0.4	2.5	(5.6)	(4.6)	14.4

Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	—	0.6	0.4	0.9	(1.2)

Annualized net interest in (losses) earnings of equity investments, net of tax, on beginning diluted book value per common share (1)	(0.3)	(0.1)	0.1	0.5	0.1

Annualized operating return on beginning diluted book value per common share (1)	10.3%	4.2%	(46.1)%	6.3%	18.7%

Net income (loss)	$180,123	$124,185	$(806,956)	$57,035	$524,937

Less:
Net realized and unrealized investment gains (losses), net of tax	6,167	40,954	(88,401)	(71,793)	232,981
Net foreign exchange (losses) gains, net of tax	(106)	9,069	7,321	14,260	(19,751)
Interest in (losses) earnings of equity investments, net of tax	(4,788)	(1,622)	1,065	7,155	1,468
Dividends to preferred shareholders	14,352	8,631	8,631	8,631	8,631

Operating earnings (loss) available to common shareholders	$164,498	$67,153	$(735,572)	$98,782	$301,608

Per diluted share:
Net income (loss)	$2.43	$1.69	$(11.99)	$0.65	$6.76
Less:
Net realized and unrealized investment gains (losses), net of tax	0.09	0.60	(1.30)	(0.96)	3.05
Net foreign exchange (losses) gains, net of tax	—	0.13	0.11	0.19	(0.26)
Interest in (losses) earnings of equity investments, net of tax	(0.07)	(0.02)	0.02	0.09	0.02

Operating earnings (loss)(2)	$2.41	$0.98	$(10.82)	$1.33	$3.95

(1)	Excluding preferred shares of $520,000 as at January 1, 2011 and 2010.
(2)	See page 54 for further analysis of Paris Re acquisition related expenses.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009 (A)
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net (loss) income(1) per share available to common shareholders	(11.2)%	15.3%	12.4%	37.4%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.9)	7.4	4.6	13.3
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning diluted book value per common share (1)	—	—	—	1.5
Annualized net foreign exchange gains (losses), net of tax, on beginning diluted book value per common share (1)	0.4	—	0.2	—
Annualized net interest in (losses) earnings of equity investments, net of tax, on beginning diluted book value per common share (1)	(0.1)	0.1	0.2	0.3

Annualized operating return on beginning diluted book value per common share (1)	(10.6)%	7.8%	7.4%	22.3%

Net (loss) income	$(502,648)	$795,518	$852,552	$1,536,854
Less:
Net realized and unrealized investment (losses) gains, net of tax	(41,280)	373,255	301,462	497,031
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	56,955
Net foreign exchange gains (losses), net of tax	16,284	(1,414)	12,847	1,442
Interest in (losses) earnings of equity investments, net of tax	(5,345)	4,757	11,911	16,197
Dividends to preferred shareholders	31,614	25,894	34,525	34,525

Operating (loss) earnings available to common shareholders	$(503,921)	$393,026	$491,807	$930,704

Per diluted share:
Net (loss) income	$(7.88)	$9.68	$10.46	$23.51
Less:
Net realized and unrealized investment (losses) gains, net of tax	(0.61)	4.69	3.86	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	0.89
Net foreign exchange gains (losses), net of tax	0.24	(0.01)	0.16	0.02
Interest in (losses) earnings of equity investments, net of tax	(0.08)	0.06	0.15	0.25

Operating (loss) earnings(A) (2)	$(7.43)	$4.94	$6.29	$14.57

(1)	Excluding preferred shares of $520,000 as at January 1, 2011, 2010 and 2009.
(2)	See page 55 for further analysis of Paris Re acquisition related expenses.
(A)	For the year ended December 31, 2009, return on beginning diluted book value per common share is the sum of the operating earnings per diluted share for the nine months ended September 30, 2009 divided by the beginning diluted book value per common share plus the operating earnings per diluted share for the three months ended December 31, 2009 divided by the beginning diluted book value per common share plus the per diluted share impact of equity issued related to the acquisition of Paris Re.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP Measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

			For the nine months ended September 30, 2010
	For the three months ended			For the year ended
	December 31, 2010	September 30, 2010		December 31, 2010	December 31, 2009 (A)

Reconciliation of previously published and redefined non-GAAP measures (1)

Annualized operating return on beginning common shareholders’ equity - previously published	6.3%	15.8%	7.3%	7.1%	22.3%
Less:
Impact of excluding net foreign exchange gains (losses), net of tax	0.9	(1.2)	—	0.2	—
Impact of redefining calculation to a per diluted share basis	(0.9)	(1.7)	(0.5)	(0.5)	—

Annualized operating return on beginning diluted book value per common share - redefined	6.3%	18.7%	7.8%	7.4%	22.3%

Operating earnings available to common shareholders - previously published	$113,042	$281,857	$391,612	$504,654	$932,146
Less:
Net foreign exchange losses	(8,260)	(27,074)	(12,426)	(20,686)	(1,464)
Tax benefit on net foreign exchange losses	22,520	7,323	11,012	33,533	2,906

Net foreign exchange gains (losses), net of tax	14,260	(19,751)	(1,414)	12,847	1,442

Operating earnings available to common shareholders - redefined	$98,782	$301,608	$393,026	$491,807	$930,704

Per diluted share:
Operating earnings - previously published	$1.52	$3.69	$4.93	$6.45	$14.59
Less:
Net foreign exchange (losses) gains	(0.11)	(0.35)	(0.15)	(0.27)	(0.02)
Tax benefit on net foreign exchange (losses) gains	0.30	0.09	0.14	0.43	0.04

Net foreign exchange gains (losses), net of tax	0.19	(0.26)	(0.01)	0.16	0.02

Operating earnings - redefined	$1.33	$3.95	$4.94	$6.29	$14.57

(1)	See Basis of Presentation for an explanation of the redefined non-GAAP measures.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	December 31, 2009

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$6,707,683	$6,632,044	$6,174,833	$7,206,919	$7,582,293	$7,645,727
Less:
Preferred shares, aggregate liquidation	893,750	893,750	520,000	520,000	520,000	520,000

Common shareholders’ equity	5,813,933	5,738,294	5,654,833	6,686,919	7,062,293	7,125,727

Less:
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax	501,803	350,653	242,193	364,032	576,521	234,153

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$5,312,130	$5,387,641	$5,412,640	$6,322,887	$6,485,772	$6,891,574

Divided by:
Number of common shares and common share equivalents outstanding	68,188.1	68,552.0	68,542.4	71,312.3	75,771.5	84,319.7

Equals:
Diluted book value per common share and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$77.90	$78.59	$78.97	$88.66	$85.60	$81.73

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	December 31, 2009

Total shareholders’ equity	$6,707,683	$6,632,044	$6,174,833	$7,206,919	$7,582,293	$7,645,727
Less: preferred shares	(893,750)	(893,750)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$5,813,933	$5,738,294	$5,654,833	$6,686,919	$7,062,293	$7,125,727

Basic common shares outstanding	67,749.4	67,737.8	67,439.6	69,986.2	74,581.4	82,580.7

Basic book value per common share	$85.82	$84.71	$83.85	$95.55	$94.69	$86.29

Diluted book value per common share

Common shareholders’ equity	$5,813,933	$5,738,294	$5,654,833	$6,686,919	$7,062,293	$7,125,727

Basic common shares outstanding	67,749.4	67,737.8	67,439.6	69,986.2	74,581.4	82,580.7
Add: Stock options and other	688.6	2,329.0	2,769.2	3,293.4	2,977.0	3,331.7
Add: Restricted stock units	573.9	647.6	825.6	940.4	977.2	1,189.1
Less: Stock options and other bought back via treasury stock method	(823.8)	(2,162.4)	(2,492.0)	(2,907.7)	(2,764.1)	(2,781.8)

Diluted common shares and common share equivalents outstanding	68,188.1	68,552.0	68,542.4	71,312.3	75,771.5	84,319.7

Diluted book value per common share	$85.26	$83.71	$82.50	$93.77	$93.21	$84.51

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended September 30, 2011		As of and for the three months ended September 30, 2010
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$5,738	$83.71	$6,551	$85.32

Technical result	150	2.20	303	3.96
Other operating expenses	(104)	(1.52)	(118)	(1.55)
Net investment income	164	2.40	164	2.15
Amortization of intangible assets	(9)	(0.14)	(10)	(0.13)
Other, net	(12)	(0.16)	(9)	(0.12)
Operating income tax expense	(11)	(0.16)	(19)	(0.25)
Preferred dividends	(14)	(0.21)	(9)	(0.11)

Operating earnings	164	2.41	302	3.95

Net realized and unrealized investment gains, net of tax	6	0.09	233	3.05
Net foreign exchange losses, net of tax	—	—	(20)	(0.26)
Interest in (losses) earnings of equity investments, net of tax	(4)	(0.07)	1	0.02

Net income available to common shareholders	166	2.43	516	6.76

Common share dividends	(41)	(0.60)	(38)	(0.50)
Change in currency translation adjustment	(55)	(0.81)	108	1.41
Issuance (repurchase) of common shares, net	5	0.05	(74)	(0.11)
Change in other accumulated comprehensive income or loss, net of tax	1	0.02	(1)	(0.02)

Impact of change in number of common and common share equivalents outstanding	n/a	0.46	n/a	0.35

Common shareholders’ equity / diluted book value per common share at end of period	$5,814	$85.26	$7,062	$93.21

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the nine months ended September 30, 2011		As of and for the nine months ended September 30, 2010
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,687	$93.77	$7,126	$84.51

Technical result	(537)	(7.91)	380	4.78
Other operating expenses	(322)	(4.75)	(406)	(5.11)
Net investment income	474	6.99	512	6.44
Amortization of intangible assets	(27)	(0.41)	(23)	(0.29)
Other, net	(32)	(0.47)	(27)	(0.34)
Operating income tax expense	(28)	(0.41)	(17)	(0.22)
Preferred dividends	(32)	(0.47)	(26)	(0.32)

Operating (loss) earnings	(504)	(7.43)	393	4.94

Net realized and unrealized investment (losses) gains, net of tax	(41)	(0.61)	373	4.69
Net foreign exchange gains (losses), net of tax	16	0.24	(1)	(0.01)
Interest in (losses) earnings of equity investments, net of tax	(5)	(0.08)	5	0.06

Net (loss) income available to common shareholders	(534)	(7.88)	770	9.68

Common share dividends	(118)	(1.75)	(117)	(1.50)
Change in currency translation adjustment	(11)	(0.16)	(67)	(0.84)
Repurchase of common shares, net	(197)	0.24	(643)	0.41
Preferred shares issuance costs	(12)	(0.18)	—	—
Change in other accumulated comprehensive income or loss, net of tax	(1)	(0.01)	(7)	(0.08)

Impact of change in number of common and common share equivalents outstanding	n/a	1.23	n/a	1.03

Common shareholders’ equity / diluted book value per common share at end of period	$5,814	$85.26	$7,062	$93.21

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2010		As of and for the year ended December 31, 2009
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$7,126	$84.51	$3,679	$63.95

Technical result	520	6.65	939	14.70
Other operating expenses	(540)	(6.90)	(431)	(6.74)
Net investment income	673	8.60	596	9.33
Amortization of intangible assets	(31)	(0.40)	6	0.10
Other, net	(33)	(0.43)	(5)	(0.10)
Operating income tax expense	(62)	(0.79)	(139)	(2.18)
Preferred dividends	(35)	(0.44)	(35)	(0.54)

Operating earnings	492	6.29	931	14.57

Net realized and unrealized investment gains, net of tax	301	3.86	497	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	57	0.89
Net foreign exchange gains, net of tax	13	0.16	1	0.02
Interest in earnings of equity investments, net of tax	12	0.15	16	0.25

Net income available to common shareholders	818	10.46	1,502	23.51

Common share dividends	(158)	(2.05)	(117)	(1.88)
Change in currency translation adjustment	(67)	(0.85)	48	0.75
(Repurchase) issuance of common shares, net	(1,018)	1.15	2,000	(1.59)
Change in other accumulated comprehensive income or loss, net of tax	(14)	(0.18)	14	0.23

Impact of change in number of common and common share equivalents outstanding	n/a	0.73	n/a	(0.46)

Common shareholders’ equity / diluted book value per common share at end of period	$6,687	$93.77	$7,126	$84.51

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

		For the three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Acquisition related expenses:
Corporate expenses - acquisition related	$518	$1,168	$2,335	$6,155	$5,654
Corporate expenses - voluntary termination plan	—	—	—	6,323	(803)
Amortization of intangible assets	9,520	9,165	8,827	8,821	10,003
Amortization of intangible assets included in acquisition costs (1)	1,914	2,829	3,700	3,715	4,789

Total acquisition related expenses	$11,952	$13,162	$14,862	$25,014	$19,643

Less: Amortization of intangible assets included in acquisition costs	(1,914)	(2,829)	(3,700)	(3,715)	(4,789)

Total acquisition related expenses, excluding those included in acquisition costs	$10,038	$10,333	$11,162	$21,299	$14,854

Divided by:
Weighted average number of common shares and common share equivalents outstanding	68,182.0	68,442.3	67,997.4	74,494.7	76,428.5

Impact of acquisition related expenses on diluted operating earnings or loss per share, pre-tax	$0.15	$0.15	$0.16	$0.29	$0.19

Total amortization of intangible assets (3)
Estimated remaining amortization of intangible assets, pre-tax (2):

For the three months ended December 31, 2011	$8,893
For the year ended December 31, 2012	31,799
For the year ended December 31, 2013	19,479
For the year ended December 31, 2014 and thereafter	75,239

Total	$135,410

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.
(2)	The estimated amortization of intangible assets is based on estimates of future loss payout and premium earnings patterns. These estimates are continually reviewed and actual results could materially differ from these estimates. Any adjustments will be reflected in the periods in which they are determined.
(3)	Total intangible assets of $142.8 million and $178.7 million at September 30, 2011 and December 31, 2010, respectively, are recorded gross of a deferred tax benefit of $42.7 million and $46.9 million, respectively, and includes a $7.4 million intangible asset related to U.S. licenses that is not being amortized.

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2011	September 30, 2010	December 31, 2010	December 31, 2009

Acquisition related expenses:
Corporate expenses - acquisition related	$4,021	$9,920	$16,075	$36,521
Corporate expenses - voluntary termination plan	—	34,361	40,684	—
Amortization of intangible assets	27,512	22,639	31,461	(6,133)
Amortization of intangible assets included in acquisition costs (1)	8,443	33,379	37,094	46,410

Total acquisition related expenses	$39,976	$100,299	$125,314	$76,798

Less: Amortization of intangible assets included in acquisition costs	(8,443)	(33,379)	(37,094)	(46,410)

Total acquisition related expenses, excluding those included in acquisition costs	$31,533	$66,920	$88,220	$30,388

Divided by:
Weighted average number of common and common share equivalents outstanding	67,788.4	79,494.2	78,234.3	63,890.6

Impact of acquisition related expenses on diluted operating loss or earnings per share, pre-tax	$0.47	$0.84	$1.13	$0.48

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.